PBHG FUNDS

                        SUPPLEMENT DATED AUGUST 19, 2002

                             To the Prospectuses for
         the PBHG Class and Advisor Class Shares of the PBHG Technology &
       Communications Fund and PBHG Global Technology & Communications Fund

         This Supplement updates certain information contained in the Prospectuses for the PBHG Class and Advisor Class shares for the PBHG Technology & Communications Fund and PBHG Global Technology & Communications Fund dated July 29, 2002 (as supplemented July 29, 2002). You should retain the Prospectus and all Supplements for future reference. You may obtain an additional copies of the Prospectuses and Supplements free of charge by calling 1-800-433-0051 or via the internet at www.pbhgfunds.com.

         The PBHG Technology & Communications Fund and the PBHG Global Technology & Communications Fund are managed by Pilgrim Baxter's technology team, lead by Gary L. Pilgrim, Michael S. Sutton, Jerome J. Heppelman and Raymond J. McCaffrey. The work experience of these investment professionals is discussed in the "Portfolio Managers" section of the Prospectus.